EXHIBIT 10.20

Portions of this exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions, marked by ***, have been filed separately with the Commission.

Sprint Communications Company L.P. (“Sprint”), a limited partnership, offers to provide the Services in Section 2 under the terms and conditions in this Agreement. This Agreement and any information concerning its terms and conditions are Sprint’s proprietary information and are governed by the parties’ nondisclosure agreement. The parties’ nondisclosure agreement term is extended to be coterminous with the Agreement Term. Customer agrees not to disclose this Agreement or any information in this Agreement to any third party.

1.	TERM—The Term is 36 months.

2.	SERVICES— Domestic Sprint IP Dedicated Services

Domestic Sprint Managed Network Products and Services

Sprint Real Solutions VPN Outbound

Sprint Real Solutions VPN FONCARD

Sprint Real Solutions VPN Toll Free

Sprint Real Solutions VPN International Toll Free Service

Sprint Real Solutions VPN Outbound SDS

Sprint Real Solutions VPN Toll Free SDS Sprint Audio Conferencing

For IP services, only MRCs for Ports contribute to the MSC. For Managed Network Services, only MRCs for router management and router maintenance contribute to the MSC.

3.	MINIMUM SERVICE COMMITMENT (“MSC”)—Customer’s Minimum Annual Commitment (“MAC”) is $2,000,000.

MSC CONTRIBUTORY SERVICES—

Domestic Sprint IP Dedicated Services

Domestic Sprint Managed Network Products and Services

Sprint Real Solutions Annual Outbound

Sprint Real Solutions Annual FONCARD

Sprint Real Solutions Annual Toll Free

Sprint Real Solutions Annual International Toll Free Service

Sprint Real Solutions Annual Outbound SDS

Sprint Real Solutions Annual Toll Free SDS

Sprint Audio Conferencing

Services will contribute “net,” which is calculated after all available discounts and Credits have been applied.

4.	QUALIFICATIONS—On the Commencement Date Customer must:
A.	Be a new Sprint IP Customer.

5.	CONDITIONS—During each billing month Customer must meet the following Conditions:
A.	For the Sprint services priced in this Agreement, Customer will purchase 100% of its local access lines from Sprint.
B.	Have at least 5 Domestic Sprint IP Dedicated Service ports.
C.	Sprint must be Customer’s Preferred Interexchange Carrier for the telecommunications services priced in this Agreement

6.	ADDITIONAL PROVISIONS—
A.	Sprint will issue a $125,000 credit (“Credit”) in the 3rd billing month after the Commencement Date. If Sprint terminates this Agreement due to Customer’s material breach before the end of the Term, or Customer terminates this Agreement or ceases to use Services to a material extent before the end of the Term (unless due to Sprint’s material failure), Customer will pay Sprint, in addition to all other charges, a prorata portion of each Credit issued. The prorata portion of a Credit will be calculated based on the number of months remaining in the Term at the time of termination, divided by the number of months in the Term. In addition, Sprint will issue no further Credits.

EXHIBIT 10.20

B.	In the event of technology driven changes that improve the functionality of a Service to a material extent or a new service type (“NEW”) is offered, and such functionality or new service is required by Customer, Customer may request in writing, that Sprint make such functionality, or a substantially equivalent functionality, available to Customer. In such event, Customer and Sprint agree to negotiate, in good faith, the terms and conditions of an agreement (the “NEW Agreement”). This NEW agreement would govern the migration of Customer’s usage of services pursuant to this Agreement to a Sprint-provided new service plan, in which case Sprint agrees to negotiate with Customer to reach a mutually agreeable position for the MAC. Should a new service become commercially available from another Tier One Telecommunications Carrier and Sprint be unable to provide new service to Customer within six (6) months following receipt of Customer’s request for new service pursuant to this subsection and Customer purchases such new services from another carrier, then Sprint agrees to negotiate with Customer to reach a mutually agreeable position on the MAC, following the expiration of the six (6) month period.

C.	If Sprint becomes the subject of a bankruptcy, insolvency, administration, reorganization or liquidation proceeding, or any other similar or related company reconstruction, receivership or administration action, whether voluntary or involuntary; and materially fails to provide Services as outlined in this Agreement, Customer may terminate the affected service element. To terminate for such failure, Customer must give Sprint written notice of the failure and provide Sprint a reasonable opportunity to cure, which will be a minimum of 30 days from Sprint’s receipt of notice. If Sprint fails to cure, then Customer may terminate the effected service element 30 days after giving Sprint written notice of termination due to the material failure. Sprint’s material failure does not include a failure caused by circumstances not within Sprint’s sole control, including, but not limited to, a failure caused by: (a) a local exchange carrier; (b) Customer-provided equipment; or (c) Customer. Notwithstanding termination of the effected element as set forth in this Section, Customer will remain liable for all invoices, charges and fees that remain outstanding, whether or not invoiced by the termination date.

D.	One time after the 18th billing month and/or the Customer’s Monthly Volume of Services (“MVS”) has equaled or exceeded $3,000,000 annually for the immediately preceding 12 billing month cycle, Sprint will, upon Customer’s written request, review the status of Customer’s rates for services priced in this agreement to determine if Customer is eligible to receive a rate adjustment for Services. Any revision may depend on Customer’s agreement to adjust this Agreement’s Term or MSC. To qualify for this review, Customer must be in compliance with all Agreement terms and conditions, including its MSC and any Preferred Interexchange Carrier requirements.

E.	Early Order Termination Liability
This Section supercedes Early Termination Provisions in Article 14.3.A, defined in the Standard Terms and Conditions for Communications Services (“Terms and Conditions”) for Domestic Sprint Dedicated IP.

(1.) For any termination request occurring in the 1st year of the order term, Customer will notify Sprint in writing 6 months prior to termination and Customer will be liable for (a.) 15% of the MRC multiplied by the number of months remaining in the initial term. Customer will be liable for any and all DS3 and greater bandwidth Access Termination Costs Sprint incurs from a Local Exchange Carrier.

(2.) For any termination request occurring in the 2nd year of the order term, Customer will pay (a.) 15% of the MRC multiplied by the number of months remaining in the initial term. Customer will be liable for any and all DS3 and greater bandwidth Access Termination Costs Sprint incurs from a Local Exchange Carrier.

(3.) For any termination request occurring in the 3rd year of the order term, Customer will not be subject to any termination penalties. Customer will be liable for any and all DS3 and greater bandwidth Access Termination Costs Sprint incurs from a Local Exchange Carrier.

F.	Order of Precedence

EXHIBIT 10.20

If there is a conflict between the Agreement and any referenced documents, Standard Terms and Conditions, annexes, or Schedules, the terms of the Agreement will take precedence.

7.	SERVICES CHARGES—

7.1	Domestic Sprint IP Dedicated Flat Rated Services

A.	Domestic Sprint IP Services consist of Internet (public) and Intranet (corporate LAN) network access that allows remote users to dial-in (via local or toll-free access) to hosts or other resources available on these networks. These Services are provided under this Agreement and the Sprint IP Services Standard Terms and Conditions (incorporated into this Agreement). If Customer is or becomes an Internet Service Provider (“ISP”), Sprint’s terms and conditions for ISPs will apply.

Sprint will charge Customer a fixed MRC in the applicable amount from the table below for each Domestic Sprint IP Dedicated port with a 1, 2 or 3 year Order term, installed or in service during the Term. Orders for IMUX, MMb, FDS3, DS3 (45Mbps), OC3, and OC12 Sprint IP Dedicated ports are subject to availability and will be accepted at Sprint’s discretion, which will be exercised in good faith.

Port Bandwidth	1 Year Order Term MRC		2 Year Order Term MRC		3 Year Order Term MRC
56/64 kbps	$	***	$	***	$	***
112/128 kbps	$	***	$	***	$	***
224/256 kbps	$	***	$	***	$	***
336/384 kbps	$	***	$	***	$	***
448/512 kbps	$	***	$	***	$	***
560/640 kbps	$	***	$	***	$	***
672/768 kbps	$	***	$	***	$	***
1344/1536 kbps	$	***	$	***	$	***
3 Mbps MMb	$	***	$	***	$	***
4.5 Mbps MMb	$	***	$	***	$	***
6 Mbps MMb	$	***	$	***	$	***
7.5 Mbps MMb	$	***	$	***	$	***
9 Mbps MMb	$	***	$	***	$	***
6 Mbps FDS3	$	***	$	***	$	***
9 Mbps FDS3	$	***	$	***	$	***
12 Mbps FDS3	$	***	$	***	$	***
15 Mbps FDS3	$	***	$	***	$	***
18 Mbps FDS3	$	***	$	***	$	***
22 Mbps FDS3	$	***	$	***	$	***
25 Mbps FDS3	$	***	$	***	$	***
28 Mbps FDS3	$	***	$	***	$	***
31 Mbps FDS3	$	***	$	***	$	***
34 Mbps FDS3	$	***	$	***	$	***
45 Mbps	$	***	$	***	$	***

B.	The MRCs above do not include charges for Local Access Facilities, CPE, and other charges described in the Standard Provisions of this Agreement. Charges for Local Access Facilities are in Sprint Schedule No. 8. Customer is not eligible for standard Order term discounts.

7.2	Domestic Sprint IP Dedicated Burstable Services

A.	For Burstable Service, Sprint will provide Customer with a full Sprint IP Dedicated port at a given bandwidth and will charge Customer a variable MRC based on Customer’s port utilization These Services are provided under this Agreement and the Sprint IP Services Standard Terms and Conditions (incorporated into this Agreement). If Customer is or becomes an Internet Service Provider (“ISP”), Sprint’s terms and conditions for ISPs will apply. Orders for Burstable IP ports will be accepted at Sprint’s discretion, which will be exercised in good faith.

EXHIBIT 10.20

B.	Domestic Sprint IP Dedicated Burstable Service Pricing. Sprint will charge Customer the following for these Services:

1.	Sprint will charge Customer an MRC in the applicable amount from the table below, based on Customer’s port utilization as determined by Sprint below, for each Domestic Sprint DS1 IP Dedicated Burstable port, with an individual Order term of 1, 2 or 3 years or longer, installed or in service during the Term.

Port Utilization Percent of DS1 Port Utilized	Port Utilization Kbps of DS1Port Utilized	1 year Order Term MRC per Port		2 year Order Term MRC per Port		3 year Order Term MRC per Port
Less than 4.15%	Less than 64 Kbps	$	***	$	***	$	***
4.16 % to 8.29%	64.01 Kbps to 128 Kbps	$	***	$	***	$	***
8.30 % to 16.58%	128.01 Kbps to 256 Kbps	$	***	$	***	$	***
16.59 % to 24.87%	256.01 Kbps to 384 Kbps	$	***	$	***	$	***
24.88 % to 33.16%	384.01 Kbps to 512 Kbps	$	***	$	***	$	***
Equal to or greater than 33.17%	Equal to or greater than 512.01 Kbps	$	***	$	***	$	***

Port Utilization Percent of DS3 Port Utilized	Port Utilization Mbps of DS3 Port Utilized	1 year Order Term MRC per Port		2 year Order Term MRC per Port		3 year Order Term MRC per Port
Less than 13.41%	Less than 6.00 Mbps	$	***	$	***	$	***
13.42 % to 16.77%	6.01 Mbps to 7.50 Mbps	$	***	$	***	$	***
16.78 % to 20.12%	7.51 Mbps to 9.00 Mbps	$	***	$	***	$	***
20.13 % to 23.47%	9.01 Mbps to 10.50 Mbps	$	***	$	***	$	***
23.48 % to 26.82%	10.51 Mbps to 12.00 Mbps	$	***	$	***	$	***
26.83 % to 30.18%	12.01 Mbps to 13.50 Mbps	$	***	$	***	$	***
30.19 % to 33.53%	13.51 Mbps to 15.00 Mbps	$	***	$	***	$	***
33.54 % to 36.88%	15.01 Mbps to 16.50 Mbps	$	***	$	***	$	***
36.89 % to 40.24%	16.51 Mbps to 18.00 Mbps	$	***	$	***	$	***
40.25 % to 43.59%	18.01 Mbps to 19.50 Mbps	$	***	$	***	$	***
43.60 % to 48.89%	19.51 Mbps to 22.00 Mbps	$	***	$	***	$	***
48.90 % to 55.56%	22.01 Mbps to 25.00	$	***	$	***	$	***
55.57 % to 62.22%	25.01 Mbps to 28.00 Mbps	$	***	$	***	$	***
62.23 % to 68.89%	28.01 Mbps to 31.00 Mbps	$	***	$	***	$	***
68.90 % to 75.56%	31.01 Mbps to 34.00 Mbps	$	***	$	***	$	***
Equal to or greater than 75.57%	Equal to or greater than 34.01	$	***	$	***	$	***

2.	Sprint will determine Customer’s port utilization and charges at the end of each month. Port utilization is calculated as follows:

a.	All ingress and egress traffic will be measured and summed over a 24-hour period. This sum is then divided by the theoretical maximum throughput available during that period. The resulting average is termed the “daily port utilization value.”
b.	All of the daily port utilization values for the billing period are ranked from highest to lowest, and the top 5% are discarded.

EXHIBIT 10.20

c.	The next highest daily port utilization value after discarding the top 5% (95th Percentile) is used to determine Customer’s charges for the month from the table above. Customer’s MRCs are determined solely by Sprint’s utilization data. Customer and Sprint will work together in good faith to resolve any issues pertaining to the accuracy of such calculations.

3.	To calculate the Termination Liability for Domestic Sprint IP Dedicated Burstable Service, the MRC for each remaining month of the applicable Order term will be equal to 75% of the MRC corresponding to the highest utilization level in the table under subsections 1 and 2 above.

7.3	Customer Premise Equipment (“CPE”)

A.	To be eligible for the pricing in this section, Customer must order a transport service from Sprint. Sprint will not provide CPE management or maintenance services, or installation or initialization of CPE. This Agreement and the Sprint Customer Premise Equipment Terms and Conditions (incorporated into this Agreement) apply to Customer’s purchase of CPE from Sprint. Sprint will purchase CPE directly from the manufacturer.

B.	Customer will receive a 28% Net Effective Discount off Sprint’s list price at the time of purchase on all Domestic Telco Systems Edgelink 100-M13 Mux purchased from Sprint.

C.	Telco Systems Edgelink 100-M13 Mux IMUX Rental:

Customer’s monthly recurring IMUX Rental charge is calculated by multiplying the applicable percentage from the table below (based on the IMUX Rental Term) by the then current IMUX list purchase price at the time of purchase (e.g., $1000 x .095 = $95 monthly recurring IMUX Rental charge).

IMUX Rental Term	Percent of International List Purchase Price
1 Year	9.5%
2 Year	5.0%
3Year	4.0%

D.	Sprint will charge Customer a shipping charge equal to 0.5% of the list price for each IMUX shipped to a Domestic location during the Term. Additional charges will apply for any Customer-expedited or international shipping requests.

7.4	Sprint Real Solutions VPN
A.	Sprint Real Solutions VPNSM is a bundle of the three core services that share a common technical and service platform, including Voice VPN (outbound), Toll Free (Inbound) and Switched Digital Services.

B.	“On” refers to a location utilizing dedicated access facilities from Sprint. “Off” refers to a location utilizing switched access services. As such, an “On-On” call would be a dedicated facility calling another dedicated facility.

C.	Sprint will charge Customer the Net Effective Usage Rates equivalent to the Sprint Real Solutions VPN, 3 Year Term, $540,000 level on its interstate, intrastate and international Sprint Real Solutions VPN Service Usage Charges, except as stated in this Agreement.

D.	Sprint will charge Customer a fixed Net Effective Usage Rate in the applicable amount from the table below for its interstate Sprint Real Solutions VPN Outbound and Sprint Real Solutions Annual FONCARD Service Usage Charges.

Call Type	Per minute
On-On	$	***
On-Off	$	***

EXHIBIT 10.20

Call Type	Per minute
Off-On	$	***
Off-Off	$	***
FONCARD	$	***

E.	Sprint will charge Customer a fixed Net Effective Usage Rate in the applicable amount from the table below for its interstate Sprint Real Solutions VPN Toll Free Service Usage Charges.

Call Type	Per minute
Dedicated	$***
Switched	$***

F.	Sprint will charge Customer a fixed Net Effective Usage Rate in the applicable amount from the table below for its interstate Sprint Real Solutions VPN Outbound SDS Service Usage Charges.

Call Type	Per minute
On-On	$***
On-Off	$***
Off-On	$***
Off-Off	$***

G.	Sprint will charge Customer a fixed Net Effective Usage Rate in the applicable amount from the table below for its interstate Sprint Real Solutions Annual Toll Free SDS Service Usage Charges.

Call Type	Per minute
Dedicated	$***
Switched	$***

H.	Sprint will charge Customer a fixed Net Effective Usage Rate in the applicable amount from the table below for its Texas intrastate Sprint Real Solutions VPN and Sprint Real Solutions VPN FONCARD Service Usage. FONCARD is off-net originating usage.

Per minute
State	On-On	On-Off	Off-On	Off-Off	FONCARD-On	FONCARD-Off
Texas	$***	$***	$***	$***	$***	$***

I.	Sprint will charge Customer a fixed Net Effective Usage Rate in the applicable amount from the table below for Texas intrastate Sprint Real Solutions VPN Toll Free Service Usage Charges.

Per minute
State	Dedicated		Switched
Texas	$	***	$	***

J.	Sprint will charge Customer a fixed Net Effective Usage Rate in the applicable amount from the table below for its Texas intrastate Sprint Real Solutions VPN Outbound SDS Service Usage Charges. FONCARD is off-net originating usage.

Per minute
State	On-On		On-Off		Off-On		Off-Off
Texas	$	***	$	***	$	***	$	***

K.	Sprint will charge Customer a fixed Net Effective Usage Rate in the applicable amount from the table below for its Texas intrastate Sprint Real Solutions VPN Toll Free SDS Service Usage Charges.

EXHIBIT 10.20

Per minute
State	Dedicated		Switched
Texas	$	***	$	***

L.	Customer will receive a 45% Net Effective Usage Discount, in lieu of all other discounts, on its intrastate Sprint Real Solutions VPN, Sprint Real Solutions VPN Outbound SDS and Sprint Real Solutions VPN FONCARD Service Usage Charges, except in those states listed in Sections F,G, H, and I above.

7.5	Domestic Sprint Audio Conferencing Services

A.	Sprint will charge Customer a fixed per-line, per-minute Net Effective Rate in the applicable amount from the table below for its Domestic Sprint Audio Conferencing Service Usage Charges.

Sprint Attended Conferencing Dial In		Sprint Personal Conferencing Dial In		Sprint Attended Conferencing Dial In Toll Free/Dial Out**		Sprint Personal Conferencing Dial In Toll Free/Dial Out*
Peak	Off Peak	Peak	Off Peak	Peak	Off Peak	Peak	Off Peak
$***	$***	$***	$***	$***	$***	$***	$***

*	“Dial Out” means the dial-out is performed by the conference chairperson.

**	In addition, to the per-minute rate, a per-station set up charge of $1.00 will apply to each Dial Out participant.

B.	For the above rates to be effective, Customer must complete the applicable Sprint Audio Conferencing corporate account order forms. Sprint Audio Conferencing Usage Charges incurred by Customer before these order forms are processed are not eligible for the rates set out above, and will be charged at Sprint’s standard public list prices. Sprint will charge Customer standard public list price for other Sprint Audio Conferencing features and services, including international calling. Other Sprint Audio Conferencing standard policies may apply to Customer’s purchase and use of Sprint Audio Conferencing services. Sprint Audio Conferencing is subject to availability in Sprint’s discretion, which will be exercised in good faith.

7.6	Access
A.	Sprint will charge Customer a fixed MRC in the applicable amount from the table below for each Sprint-provided, Domestic voice service and IP Domestic Sprint Dedicated Services T-1 local access line (including ACF and COC charges) at an NPA-NXX in the table below installed or in service during the Term. Local access lines priced in this subsection are not eligible for Schedule Access Term Plan Discounts.

NPA-NXX	MRC	NPA-NXX	MRC
202-861	$***	512-485	$***
212-547	$***	614-221	$***
214-350	$***	617-267	$***
248-471	$***	775-686	$***
303-233	$***	804-346	$***
303-408	$***	816-531	$***
313-828	$***	818-753	$***
404-634	$***	858-452	$***
415-315	$***	949-833	$***
502-962	$***	972-581	$***

B.	Sprint will charge Customer a fixed MRC in the applicable amount from the table below for each Sprint-provided, Domestic voice service and IP Domestic Sprint Dedicated Services T-3 (DS3) local access line (including ACF and COC charges) at an NPA-NXX in the table below with a 1, 2 or 3 year Order term installed or in service during the Term. Local access lines priced in this subsection are not eligible for Schedule Access Term Plan Discounts.

EXHIBIT 10.20

NPA-NXX	1 Year Order Term MRC	2 Year Order Term MRC	3 Year Order Term MRC
972-581	$***	$***	$***
502-962	$***	$***	$***
312-828	$***	$***	$***
212-547	$***	$***	$***
775-686	$***	$***	$***
818-753	$***	$***	$***
415-315	$***	$***	$***
858-452	$***	$***	$***
301-428	$***	$***	$***
972-850	$***	$***	$***
678-924	$***	$***	$***

C.	Customer will use each Sprint-provided, Domestic T-3 (DS3) or greater bandwidth local access line for the number of months equal to the applicable Order term for that local access line. If Customer disconnects a Sprint-provided, Domestic T-3 (DS3) or greater bandwidth local access line before the end of its applicable Order term, Customer will pay Sprint an amount equal to the MRC for that local access line, multiplied by the number of months remaining in the Order term.

D.	Sprint will waive 45% of the Customer’s MRC charges for ISDN PRI D channel during the term.

7.7	Installation Waivers
A.	Sprint will waive the following installation charges:

1.	100% of T-1 and T-3 (DS3) local access line installation charges (including non-recurring COC and ACF charges) on Sprint-provided, Domestic, voice service T-1 and T-3 (DS3) local access lines installed during the Term.
2.	100% of T-3 (DS3) local access line installation charges (excluding non-recurring COC and ACF charges) on Sprint-provided, Domestic, voice service T-3 (DS3) local access lines installed during the Term under SCA #126976.
3.	100% of T-1 and T-3 (DS3) local access line installation charges (including non-recurring COC and ACF charges) on Sprint-provided, Domestic Sprint IP Dedicated Services T-1 and T-3 (DS3) local access lines installed during the Term.
4.	100% of T-3 (DS3) local access line installation charges (including non-recurring COC and ACF charges) on Sprint-provided, Domestic Sprint IP Dedicated Services T-3 (DS3) local access lines installed during the Term under SCA #126976.
5.	100% of Domestic Sprint ISDN PRI D channel installation charges for circuits installed during the Term.
6.	100% of Domestic Sprint IP Dedicated Burstable Services port installation (non-recurring) charges on ports with an individual Order term of 3 years, installed during the Term.
7.	100% of Domestic Sprint IP Dedicated Services port installation (non-recurring) charges on ports with an individual Order term of 3 years, installed during the Term.

B.	Customer will use each local access line and port installed under subsections 7.1, 7.2 and 7.6 above for 36 continuous months. If Customer disconnects any local access line, port, or PVC receiving an installation waiver before the end of 36 months, Customer will pay Sprint a prorated portion of the waived installation charges based on the number of remaining months in the 36-month period.

EXHIBIT 10.20

STANDARD PROVISIONS

1.	Schedule Applicability. All terms and conditions in Sprint Schedule No. 12 apply to this Agreement. Capitalized terms are defined in this Agreement or in Sprint Schedule No. 12. Intrastate services are governed by the applicable state tariff. This Agreement’s rates, charges and Discounts supersede any promotions or discounts that are available under Sprint’s schedules or state tariffs. Rates, charges and Discounts for call types, Service elements, features, and Services not in this Agreement are in the applicable Sprint schedules, state tariff, or public price list.

2.	Fixed Rates. Fixed rates will remain fixed for the Term. Percentage Discounts will remain fixed for the Term, but Sprint may modify the underlying schedule rate (or list price for non-scheduled Services) against which Sprint applies Discounts.

3.	Credit Approval. Customer is subject to credit approval and may be required to submit a deposit.

4.	Rate Adjustment. Sprint may adjust its rates and charges or impose additional rates or surcharges on Customer to recover amounts that it is required by governmental or quasi-governmental authorities to collect on their behalf or pay to others in support of statutory or regulatory programs, plus amounts to recover the administrative costs associated with such charges or programs. Examples of such programs include, but are not limited to, the Primary Interexchange Carrier Charge, Carrier Universal Service Charge, and Compensation to Payphone Providers.

Sprint may impose additional charges or surcharges, or establish new rate elements, to recover amounts Sprint is charged for: (1) terminating or originating a call to wireless carriers; (2) delivering calls to or accepting calls from carriers that charges access rates higher than the incumbent wireless access carriers; or (3) delivering calls to or accepting calls from carriers that impose new or additional charges after execution of this Agreement, plus amounts to recover administrative costs associated with such additional charges. The additional charges include, but are not limited to, domestic and international mobile origination and termination charges imposed on Sprint by Sprint’s foreign carrier correspondents.

All of the foregoing charges are in addition to any of the Rates and Charges specified in the Rates and Charges Section of this Agreement, including any fixed rates.

5.	Notice. Any notice required under this Agreement or related to a dispute must be submitted in writing to the appropriate party’s address shown below. If a notice relates to a dispute, Customer must provide a copy to Sprint Communications Company L.P., Attn Law Dept – Marketing & Sales (Business), KSOPHT0101-Z2525, 6391 Sprint Parkway, Overland Park, KS 66251-2525.

6.	Reliance. In accepting this Agreement Customer is not relying on any representations or promises not included in this Agreement. When signed by the parties, this Agreement, including the applicable Sprint Tariffs, schedules, Orders, and standard terms and conditions for Services referenced in and incorporated by reference, will: (a) constitute the parties’ entire understanding regarding Services; and (b) supersede all prior agreements or discussions, oral or written, regarding Services; and (c) apply to Sprint’s provision of Services.

7.	Orders; Order Terms. Customer will order Services pursuant to Sprint’s standard ordering procedures, subject to Sprint’s acceptance (Sprint may refuse to accept incomplete orders, orders with additional provisions, etc.), that may include signing Sprint’s standard Order for Data Communication Service form or other Sprint-designated form (“Order”). Certain Service elements may require an Order term of 1, 2, or 3 years. Individual Order terms may extend beyond the Term of this Agreement. For each Service element that requires an Order term and is installed before the end of the Term, Customer will receive the applicable pricing in this Agreement until the end of the individual Order term for that Service element.

8.	Definitions. (a) “Domestic” means the 48 contiguous states of the United States and the District of Columbia for: Sprint Frame Relay Products and Services; Sprint Enhanced Frame Relay Products and Services; Sprint IP Services; Sprint Managed Network Products and Services; Sprint X.25 Products and Services; and Sprint ATM Services. Otherwise, “Domestic” and other geographic terms are defined in the applicable Sprint tariffs or schedules. (b) “MRC” means monthly recurring charge. (c) “NPA-NXX” includes successor NPA-NXXs due to introduction of a new area code.

9.	Headings. Headings are for reference only and have no effect on any provision’s meaning.

10.	Commencement. To become effective this Agreement must be: (a) signed by a Customer representative; (b) delivered to Sprint on or before September 20, 2002; and (c) signed by a Sprint officer or authorized designee. The Commencement Date will be the first day of the first billing month after the parties sign this Agreement.

11.	Amendments. This Agreement may be modified only by written amendment signed by both parties’ officers or authorized designees. Alterations to this Agreement are not valid unless accepted in writing by a Sprint officer or authorized designee.

12.	Material Failure. If Sprint materially fails to provide Services, Customer will provide prompt written notice to Sprint detailing the failure. If Sprint does not cure the failure within a reasonable time, which will be negotiated in good faith between Customer and Sprint, Customer may, with 30 days written notice, terminate this Agreement without incurring any termination liability. Sprint’s material failure does not include a failure caused by circumstances not within Sprint’s sole control, including, but not limited to, a failure caused by: (a) a local exchange carrier; (b) Customer premise equipment; or (c) Customer.

13.	Standard Terms and Conditions. Sprint’s Standard Terms and Conditions for Communications Services, which are incorporated into this Agreement by this reference, apply to all Sprint Services purchased under this Agreement.

14.	Taxes. Sprint’s rates and charges for Services do not include taxes. Except for Sprint’s income taxes, Customer will pay all taxes, including, but not limited to, sales, use, property, gross receipts, excise, VAT, bypass or other local, state, national taxes or charges imposed on or based upon the provision, sale or use of Services to the extent these taxes pertain to Services provided to Customer.

15.	Resale. In compliance with the obligations imposed on Sprint by the Federal Communications Commission, Customer represents and warrants, on behalf of itself and its affiliates, subsidiaries, and agents, that it is not a reseller and that it does not intend to resell the Services or engage in other activity that would require Sprint to verify Customer’s authorization as a reseller as required by 47 CFR 64.1195. If Customer or its affiliates, subsidiaries, or agents breach those representations or

EXHIBIT 10.20

warranties, this Agreement will terminate immediately and subject Customer to the liability imposed for termination by Sprint for material breach. These provisions are not intended to prohibit resale, but are intended to prevent misrepresentations by resellers in an attempt to circumvent the rules or regulations of the FCC, or other governmental bodies with jurisdiction over the provision of communications services for resale.